Domo Announces Fiscal 2020 Second Quarter Financial Results

Silicon Slopes, Utah - September 5, 2019 - Domo, Inc. (Nasdaq: DOMO) today announced results for the fiscal 2020 second quarter ended July 31, 2019.

Fiscal Second Quarter Results

•	Total revenue was $41.7 million, an increase of 22% year over year

•	Subscription revenue was $34.9 million, an increase of 24% year over year

•	Subscription revenue represented 84% of total revenue

•	Billings were $38.8 million or 9% year-over-year growth

•	Net cash used in operating activities was $18.7 million, an improvement of 48% year over year

•	Subscription gross margin was 75%, an improvement of 4 percentage points from Q2 FY19

•	GAAP operating margin improved by 59 percentage points year over year

•	Non-GAAP operating margin improved by 40 percentage points year over year

•	GAAP operating expenses decreased 14% year over year

•	Non-GAAP operating expenses decreased 7% year over year

•	GAAP net loss was $31.2 million, and GAAP net loss per share was $1.14, based on 27.4 million weighted-average shares outstanding

•	Non-GAAP net loss was $26.4 million, and non-GAAP net loss per share was $0.96, based on 27.4 million weighted-average shares outstanding

•	Cash, cash equivalents and short-term investments were $133.9 million as of July 31, 2019

Comments
"Our focus on empowering every business decision maker, from the frontline employee to the CEO, with actionable data is having a transformational impact on some of the world's largest companies," said Josh James, Domo founder and CEO. "While we continue to aggressively pursue our growth objectives, in Q2 we executed well on cost controls and improved our cash burn, and we remain committed to achieving cash flow positive status with the cash on our balance sheet. As we look ahead, we are very optimistic about the opportunity in front of us."

Recent Highlights
We believe the following points and accolades are additional indicators of what’s to come in our business through our commitment to product innovation and customer success:

•
Domo announced Domo for Amazon Web Services (AWS). Domo for AWS is a purpose-built package that gives AWS customers an easy way to make data from nearly two dozen AWS services securely accessible to virtually anyone across the company to drive new business value.

•
Domo announced a partnership with Zendesk to help customers better manage their IoT solutions and to offer a better, proactive service experience to their end users. As part of this partnership, the companies launched the Zendesk Customer Success for IoT App, an application built on top of the Domo IoT Cloud, to provide end-to-end management of data from device to end user.

•	In the 2019 Forrester Wave for Vendor-Managed BI and Analytics Platforms, Domo generated one of the top reference customer feedback scores across all vendors evaluated in the Wave for Enterprise BI.

•
Domo was named an Overall Leader in the Dresner Advisory Services Industry Excellence Awards for the third consecutive year based on high customer ratings for product quality, value delivered, sales and service.

•	Constellation Research announced that Domo made its ShortLists for both Cloud-based BI and Analytics as well as Marketing Analytics Solutions.

•	Utah Business named Domo an honoree in its first annual Living Color Awards, which recognizes companies that foster diversity and inclusion across the state of Utah.

Business Outlook
Based on information available as of September 5, 2019, Domo is providing the following guidance for Q3 and full year fiscal 2020:
Q3 Fiscal 2020

•	Revenue is expected to be in the range of $41.5 million to $42.5 million

•	Non-GAAP net loss per share is expected to be between $1.00 and $1.04 based on 27.7 million weighted-average shares outstanding
Full Year Fiscal 2020

•	Revenue is expected to be in the range of $168.0 million to $169.0 million

•	Non-GAAP net loss per share is expected to be between $4.00 and $4.10 based on 27.5 million weighted-average shares outstanding
We have not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because such items that impact these measures are not within our control or cannot be reasonably predicted.

Earnings Call Details
Domo plans to host a conference call today to review its fiscal 2020 second quarter financial results and to discuss its financial outlook. The call is scheduled to begin at 3:00 p.m. MT/ 5:00 p.m. ET. A live webcast of the event will be available on the Domo Investor Relations website at https://www.domo.com/ir. A live dial-in is available domestically at (877) 491-5762 and internationally at (763) 416-6939, with conference ID#6087229. A replay will be available via webcast or at (855) 859-2056 or (404) 537-3406 until midnight (ET) September 19, 2019.

About Domo
Domo’s mission is to be the operating system for business, digitally connecting all your people, your data and your systems, empowering them to collaborate better, make better decisions and be more efficient, right from their phones. Domo works with many of the world’s leading and most progressive brands across multiple industries including retail, media and entertainment, manufacturing, finance and more. For more information about Domo (Nasdaq: DOMO), visit www.domo.com. You can also follow Domo on Twitter, Facebook and LinkedIn.

Domo Disclosure Channels to Disseminate Information
Domo investors and others should note that we announce material information to the public about our company, products and services, and other issues through a variety of means, including Domo's website, press releases, SEC filings, blogs and social media, in order to achieve broad, non-exclusionary distribution of information to the public. We intend to use the Domo Facebook page, the Domo LinkedIn page, the Domo blog, the @Domotalk Twitter account and the @JoshJames Twitter account as a means of disclosing information about the Company and its services and for complying with the disclosure obligations under Regulation FD. The information we post through these social media channels may be deemed material. Accordingly, we encourage investors and others to monitor these social media channels in addition to following our press releases, SEC filings and public conference calls and webcasts.

Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we reference in this press release and the accompanying tables the following non-GAAP financial measures: billings, non-GAAP subscription gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share and adjusted net cash used in operating activities. In computing these measures, we exclude the effects of certain items including stock-based compensation expense, amortization of certain intangible assets, the reversal of contingent tax-related accruals and proceeds from shares issued in connection with employee stock purchase plan. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliation of Non-GAAP Financial Measures" included at the end of this release.

Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our future growth, demand for our products and services, our financial outlook for Q3 fiscal quarter and full fiscal year 2020, and results for future periods. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the U.S. Securities and Exchange Commission, including, without limitation, the Annual Report on Form 10-K filed with the SEC on April

15, 2019 and the Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2019 expected to be filed with the SEC on or about September 11, 2019.  All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.
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Domo is a registered trademark of Domo, Inc.

Domo, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	July 31,		July 31,
	2018	2019	2018	2019
Revenue:
Subscription	$28,166	$34,873	$54,829	$69,264
Professional services and other	6,101	6,787	11,383	13,194
Total revenue	34,267	41,660	66,212	82,458
Cost of revenue:
Subscription (1)	8,265	8,816	16,321	16,851
Professional services and other (1)	4,253	5,395	7,763	10,164
Total cost of revenue	12,518	14,211	24,084	27,015
Gross profit	21,749	27,449	42,128	55,443

Operating expenses:
Sales and marketing (1)	34,002	29,501	73,658	65,450
Research and development (1)	20,919	17,046	39,983	34,145
General and administrative (1), (2), (3)	10,207	9,275	14,851	17,292
Total operating expenses	65,128	55,822	128,492	116,887
Loss from operations	(43,379)	(28,373)	(86,364)	(61,444)

Other expense, net (1)	(2,898)	(2,482)	(4,817)	(4,807)
Loss before provision for income taxes	(46,277)	(30,855)	(91,181)	(66,251)
Provision for income taxes	107	305	710	445
Net loss	$(46,384)	$(31,160)	$(91,891)	$(66,696)

Net loss per share (basic and diluted)	$(4.41)	$(1.14)	$(14.94)	$(2.45)
Weighted-average number of shares (basic and diluted)	10,509	27,418	6,151	27,196

(1) Includes stock-based compensation expenses, as follows:
Cost of revenue:
Subscription	$55	$67	$70	$190
Professional services and other	70	60	78	153
Sales and marketing	3,744	2,041	4,049	6,049
Research and development	2,993	1,294	3,476	3,359
General and administrative	3,330	1,182	4,595	2,420
Other (expense) income, net	(26)	47	(9)	95
Total stock-based compensation expenses	$10,166	$4,691	$12,259	$12,266

(2) Includes amortization of certain intangible assets, as follows:
General and administrative	$20	$20	$40	$40

(3) Includes reversal of contingent tax-related accrual, as follows:
General and administrative	$—	$—	$(3,513)	$(1,293)

Domo, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31,	July 31,
	2019	2019
Assets
Current assets:
Cash and cash equivalents	$176,973	$97,939
Short-term investments	—	35,927
Accounts receivable, net	48,421	31,136
Contract acquisition costs	10,425	11,349
Prepaid expenses and other current assets	10,935	13,617
Total current assets	246,754	189,968

Property and equipment, net	12,595	12,677
Contract acquisition costs, noncurrent	18,030	16,334
Intangible assets, net	4,415	4,108
Goodwill	9,478	9,478
Other assets	1,360	1,964
Total assets	$292,632	$234,529

Liabilities, convertible preferred stock and stockholders' equity (deficit)
Current liabilities:
Accounts payable	$2,609	$2,023
Accrued expenses and other current liabilities	48,139	40,856
Current portion of deferred revenue	88,959	87,616
Total current liabilities	139,707	130,495

Deferred revenue, noncurrent	4,943	3,687
Other liabilities, noncurrent	6,210	6,140
Long-term debt	97,245	99,113
Total liabilities	248,105	239,435

Commitments and contingencies

Stockholders' equity (deficit):
Common stock	26	27
Additional paid-in capital	956,145	973,473
Accumulated other comprehensive income	438	372
Accumulated deficit	(912,082)	(978,778)
Total stockholders' equity (deficit)	44,527	(4,906)
Total liabilities and stockholders' equity (deficit)	$292,632	$234,529

Domo, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	July 31,		July 31,
	2018	2019	2018	2019
Cash flows from operating activities
Net loss	$(46,384)	$(31,160)	$(91,891)	$(66,696)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,277	1,852	4,562	3,616
Amortization of contract acquisition costs	1,906	2,817	3,633	5,495
Stock-based compensation	10,166	4,691	12,259	12,266
Other, net	604	656	(2,576)	(3)
Changes in operating assets and liabilities:
Accounts receivable, net	1,152	5,071	8,218	17,285
Contract acquisition costs	(3,859)	(2,924)	(5,782)	(4,986)
Prepaid expenses and other assets	(2,995)	1,105	(2,393)	(3,388)
Accounts payable	(5,716)	(1,109)	(1,288)	(558)
Accrued and other liabilities	5,356	3,123	(891)	(5,854)
Deferred revenue	1,397	(2,866)	3,166	(2,599)
Net cash used in operating activities	(36,096)	(18,744)	(72,983)	(45,422)

Cash flows from investing activities
Purchases of property and equipment	(1,588)	(1,703)	(3,205)	(3,177)
Purchases of securities available for sale	—	(15,936)	—	(78,944)
Proceeds from maturities and redemption of securities available for sale	—	43,500	—	43,500
Net cash (used in) provided by investing activities	(1,588)	25,861	(3,205)	(38,621)

Cash flows from financing activities
Proceeds from initial public offering, net of underwriting discounts and commissions	206,627	—	206,627	—
Payments of costs related to initial public offering	(2,102)	—	(3,413)	—
Proceeds from issuance of convertible preferred stock, net of issuance costs	—	—	(87)	—
Proceeds from shares issued in connection with employee stock purchase plan	—	—	—	4,518
Shares repurchased for tax withholdings on vesting of restricted stock	—	(112)	—	(1,012)
Debt proceeds, net of issuance costs	(23)	—	49,651	—
Proceeds from exercise of stock options	60	93	272	1,431
Principal payments on capital lease obligations	—	—	(44)	—
Net cash provided by (used in) financing activities	204,562	(19)	253,006	4,937
Effect of exchange rate changes on cash and cash equivalents	(12)	78	12	72
Net increase (decrease) in cash and cash equivalents	166,866	7,176	176,830	(79,034)
Cash and cash equivalents at beginning of period	71,936	90,763	61,972	176,973
Cash and cash equivalents at end of period	$238,802	$97,939	$238,802	$97,939

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	July 31,		July 31,
	2018	2019	2018	2019
Reconciliation of Subscription Gross Margin on a GAAP Basis to Subscription Gross Margin on a Non-GAAP Basis:
Revenue:
Subscription	$28,166	$34,873	$54,829	$69,264
Cost of revenue:
Subscription	8,265	8,816	16,321	16,851
Subscription gross profit on a GAAP basis	19,901	26,057	38,508	52,413
Subscription gross margin on a GAAP basis	71%	75%	70%	76%

Stock-based compensation	55	67	70	190
Subscription gross profit on a non-GAAP basis	$19,956	$26,124	$38,578	$52,603
Subscription gross margin on a non-GAAP basis	71%	75%	70%	76%

Reconciliation of Total Operating Expenses on a GAAP Basis to Total Operating Expenses on a Non-GAAP Basis:
Total operating expenses on a GAAP basis	$65,128	$55,822	$128,492	$116,887
Stock-based compensation	(10,067)	(4,517)	(12,120)	(11,828)
Amortization of certain intangible assets	(20)	(20)	(40)	(40)
Reversal of contingent tax-related accrual	—	—	3,513	1,293
Total operating expenses on a non-GAAP basis	$55,041	$51,285	$119,845	$106,312

Reconciliation of Operating Loss on a GAAP Basis to Operating Loss on a Non-GAAP Basis:
Operating loss on a GAAP basis	$(43,379)	$(28,373)	$(86,364)	$(61,444)
Stock-based compensation	10,192	4,644	12,268	12,171
Amortization of certain intangible assets	20	20	40	40
Reversal of contingent tax-related accrual	—	—	(3,513)	(1,293)
Operating loss on a non-GAAP basis	$(33,167)	$(23,709)	$(77,569)	$(50,526)

Reconciliation of Operating Margin on a GAAP Basis to Operating Margin on a Non-GAAP Basis:
Operating margin on a GAAP basis	(127)%	(68)%	(130)%	(75)%
Stock-based compensation	30	11	18	16
Amortization of certain intangible assets	—	—	—	—
Reversal of contingent tax-related accrual	—	—	(5)	(2)
Operating margin on a non-GAAP basis	(97)%	(57)%	(117)%	(61)%

Reconciliation of Net Loss on a GAAP Basis to Net Loss on a Non-GAAP Basis:
Net loss on a GAAP basis	$(46,384)	$(31,160)	$(91,891)	$(66,696)
Stock-based compensation	10,166	4,691	12,259	12,266
Amortization of certain intangible assets	20	20	40	40
Reversal of contingent tax-related accrual	—	—	(3,513)	(1,293)
Net loss on a non-GAAP basis	$(36,198)	$(26,449)	$(83,105)	$(55,683)

Reconciliation of Net Loss per Share on a GAAP Basis to Net Loss per Share on a Non-GAAP Basis:
Net loss per share on a GAAP basis	$(4.41)	$(1.14)	$(14.94)	$(2.45)
Stock-based compensation	0.97	0.18	1.99	0.45
Amortization of certain intangible assets	—	—	0.01	—
Reversal of contingent tax-related accrual	—	—	(0.57)	(0.05)
Net loss per share on a non-GAAP basis	$(3.44)	$(0.96)	$(13.51)	$(2.05)

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures (Continued)
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	July 31,		July 31,
	2018	2019	2018	2019
Billings:
Total revenue	$34,267	$41,660	$66,212	$82,458
Add:
Deferred revenue (end of period)	70,693	87,616	70,693	87,616
Deferred revenue, noncurrent (end of period)	3,429	3,687	3,429	3,687
Less:
Deferred revenue (beginning of period)	(68,718)	(89,219)	(66,712)	(88,959)
Deferred revenue, noncurrent (beginning of period)	(4,007)	(4,950)	(4,244)	(4,943)
Increase in deferred revenue (current and noncurrent)	1,397	(2,866)	3,166	(2,599)
Billings	$35,664	$38,794	$69,378	$79,859

Reconciliation of Net Cash Used in Operating Activities to Adjusted Net Cash Used in Operating Activities:
Net cash used in operating activities	$(36,096)	$(18,744)	$(72,983)	$(45,422)
Proceeds from shares issued in connection with employee stock purchase plan	—	—	—	4,518
Adjusted net cash used in operating activities	$(36,096)	$(18,744)	$(72,983)	$(40,904)